PIERRE FOODS, INC.
CONSOLIDATED BALANCE SHEETS

	March 1,	March 2,
	2003	2002

	(Unaudited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$274,329	$4,577,982
Certificate of deposit of special purpose entity	1,240,000	1,240,000
Accounts receivable, net	23,654,358	21,469,035
Inventories	32,584,777	23,852,855
Refundable income taxes	165,829	70,622
Deferred income taxes	2,642,526	2,349,617
Prepaid expenses and other current assets (includes related party amounts of $375,000 in fiscal 2003)	3,264,746	1,624,161

Total current assets	63,826,565	55,184,272

PROPERTY, PLANT AND EQUIPMENT, NET	55,549,083	43,281,303

OTHER ASSETS:
Tradename, net	38,808,636	38,808,636
Goodwill, net	—	29,019,571
Note receivable-related party	993,247	993,247
Deferred income taxes	6,283,871	—
Deferred loan origination fees, net	2,950,109	2,092,904
Other	369,500	440,931

Total other assets	49,405,363	71,355,289

Total Assets	$168,781,011	$169,820,864

LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Current installments of long-term debt	$369,467	$325,071
Trade accounts payable	9,422,256	4,972,870
Accrued payroll and payroll taxes	5,929,464	6,077,062
Accrued interest	3,056,662	3,090,624
Accrued promotions	2,280,788	1,943,479
Accrued taxes (other than income and payroll)	561,642	566,677
Other accrued liabilities (includes related party amounts of $425,330 in fiscal 2003)	1,490,086	1,147,558

Total current liabilities	23,110,365	18,123,341
LONG-TERM DEBT, less current installments	130,387,174	115,047,605
OBLIGATION OF SPECIAL PURPOSE ENTITY	5,591,813	5,858,139
OTHER LONG-TERM LIABILITIES	693,750	1,032,696
DEFERRED INCOME TAXES	—	2,552,066
COMMITMENTS AND CONTINGENCIES	—	—
SHAREHOLDERS’ EQUITY:
Preferred stock — par value $0.10, authorized 2,500,000 shares, none issued	—	—
Common stock — no par value, authorized 100,000,000 shares; issued and outstanding March 2, 2002—5,781,480 shares	—	5,781,480
Common stock — Class A, 100,000 shares authorized, issued and outstanding at March 1, 2003	29,438,172	—
Additional paid in capital	—	23,656,692
Retained earnings (deficit)	(15,440,263)	2,768,845
Note receivable-related party	(5,000,000)	(5,000,000)

Total shareholders’ equity	8,997,909	27,207,017

Total Liabilities and Shareholders’ Equity	$168,781,011	$169,820,864

PIERRE FOODS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS

	Fiscal Years Ended

	March 1,	March 2,	March 3,
	2003	2002	2001

	(Unaudited)
REVENUES, NET:	$276,338,823	$243,277,822	$203,475,325

COSTS AND EXPENSES:
Cost of goods sold (Includes net related party transactions totaling $4,283,025 and $620,191 in fiscal 2003 and 2002, respectively)	184,091,572	160,781,388	133,384,944
Selling, general and administrative expenses (Includes related party transactions totaling $23,155,405, $3,943,452 and $4,199,591 in fiscal 2003, 2002 and 2001, respectively)	71,351,817	62,398,791	55,751,791
Net loss on disposition of property, plant and equipment	88,937	83,833	27,695
Depreciation and amortization	4,124,641	6,437,873	6,237,969

Total costs and expenses	259,656,967	229,701,885	195,402,399

OPERATING INCOME	16,681,856	13,575,937	8,072,926

OTHER INCOME (EXPENSE):
Interest expense	(14,228,220)	(13,206,634)	(13,334,022)
Other income, net (Includes related party income totaling $371,610, $58,203 and $61,293 in fiscal 2003, 2002 and 2001, respectively)	446,825	364,237	281,600

Other expense, net	(13,781,395)	(12,842,397)	(13,052,422)

INCOME (LOSS) BEFORE INCOME TAX, EXTRAORDINARY ITEM AND CUMULATIVE EFFECT OF ACCOUNTING CHANGE	2,900,461	733,540	(4,979,496)
INCOME TAX (PROVISION) BENEFIT	(1,122,478)	(732,960)	766,708

INCOME (LOSS) BEFORE EXTRAORDINARY ITEM AND CUMULATIVE EFFECT OF ACCOUNTING CHANGE	1,777,983	580	(4,212,788)
EXTRAORDINARY LOSS FROM EARLY EXTINGUISHMENT OF DEBT (net of income tax benefit of $258,303)	—	—	(455,238)

INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE	1,777,983	580	(4,668,026)
CUMULATIVE EFFECT OF ACCOUNTING CHANGE (net of income tax benefit of $10,415,037)	(18,604,534)	—	—

NET INCOME (LOSS)	$(16,826,551)	$580	$(4,668,026)

NET INCOME (LOSS) PER COMMON SHARE — BASIC AND DILUTED
Income (loss) before extraordinary item and cumulative effect of accounting change	$17.78	$0.01	$(42.13)
Extraordinary loss from early extinguishment of debt	—	—	(4.55)
Cumulative effect of accounting change	(186.05)

Net income (loss) per common share — basic and diluted	$(168.27)	$0.01	$(46.68)

WEIGHTED AVERAGE SHARES OUTSTANDING — BASIC AND DILUTED	100,000	100,000	100,000

PIERRE FOODS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Fiscal Years Ended

	March 1,	March 2,	March 3,
	2003	2002	2001

	(Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$(16,826,551)	$580	$(4,668,026)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Extraordinary loss on extinguishment of debt before income tax benefit	—	—	713,541
Cumulative effect of accounting change	18,604,534	—	—
Depreciation and amortization	4,124,641	6,437,873	6,237,969
Amortization of deferred loan origination fees	746,262	528,202	570,625
Deferred income taxes	1,286,191	806,004	199,672
Net loss on disposition of assets (net of writedowns)	88,937	83,833	27,695
(Increase) decrease in other assets	79,831	(440,931)	—
Decrease in other long-term liabilities	(338,946)	(314,535)	(291,235)
Other noncash adjustments	—	—	1,653
Changes in operating assets and liabilities providing (using) cash:
Receivables	(2,170,878)	(3,271,133)	(1,004,642)
Inventories	(8,731,922)	2,951,208	(1,778,642)
Refundable income taxes, prepaid expenses and other assets	(1,726,478)	630,899	1,302,056
Trade accounts payable and other accrued liabilities	4,906,862	2,440,434	769,300

Total adjustments	16,869,034	9,851,854	6,747,992

Net cash provided by operating activities	42,483	9,852,434	2,079,966

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sales of assets to others	83,000	1,000	60,300
(Increase) decrease in related party notes receivables	—	(58,203)	238,513
Capital expenditures to related parties	—	—	(250,000)
Capital expenditures — other	(16,216,292)	(5,994,017)	(2,514,050)
Certificate of deposit of special purpose entity	—	(1,240,000)	—

Net cash used in investing activities	(16,133,292)	(7,291,220)	(2,465,237)

CASH FLOWS FROM FINANCING ACTIVITIES
Net borrowings under revolving credit agreement	15,085,147	—	—
Principal payments on long-term debt	(311,967)	(134,107)	(314,433)
Loan origination fees	(1,603,467)	(1,949)	(188,575)
Capital contributions to (distributions of) special purpose entity	(1,382,557)	339,639	—

Net cash provided by (used in) financing activities	11,787,156	203,583	(503,008)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(4,303,653)	2,764,797	(888,279)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	4,577,982	1,813,185	2,701,464

CASH AND CASH EQUIVALENTS, END OF YEAR	$274,329	$4,577,982	$1,813,185